Income Taxes	6 Months Ended	12 Months Ended
	Jul. 31, 2021	Jan. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
11.	Income Taxes
The income tax provision for interim periods is determined using an estimate of the Company’s annual effective tax rate as adjusted for discrete items arising in that quarter. The effective income tax rate was nil for the three and six months ended July 31, 2021 and 2020. The effective tax rate differs from the U.S. statutory rate primarily due to the full valuation allowances on the Company’s net domestic deferred tax assets as it is more likely than not that all of the deferred tax assets will not be realized.
On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) was enacted and signed into law in the United States. The CARES Act includes measures to assist companies, including temporary changes to income and non-income-based tax
laws. The Company did not receive a stimulus payment related to the CARES Act.

13.	Income Taxes
The components of net loss before income taxes were as follows:

	Year Ended January 31,
	2021	2020	2019
	(in thousands)
Domestic	$(197,908)	$(134,578)	$(108,663)
Foreign	1,082	475	695

Net loss before income taxes	$(196,826)	$(134,103)	$(107,968)

The components of the provision for (benefit from) income taxes were as follows:

	Year Ended January 31,
	2021	2020	2019
	(in thousands)
Current
Federal	$—	$—	$—
State	47	35	—
Foreign	151	189	119

Total current	$198	$224	$119

Deferred
Federal	$—	$—	$—
State	—	—	—
Foreign	—	—	—
Total deferred	—	—	—

Total provision for income taxes	$198	$224	$119

A reconciliation of the U.S. federal statutory rate to the Company’s effective tax rate was as follows:

	Year Ended January 31,
	2021	2020	2019
Tax at federal statutory rate	21.0%	21.0%	21.0%
Permanent differences	(0.6)%	(1.5)%	(0.8)%
Warrant Mark to Market	(7.8)%	(0.1)%	(0.1)%
Stock-based compensation	(0.2)%	(0.2)%	(0.2)%
Change in valuation allowance	(13.6)%	(21.1)%	(21.9)%
Research and development tax credits	1.1%	1.8%	1.9%

Effective tax rate	(0.1)%	(0.1)%	(0.1)%

The significant components of the Company’s deferred tax assets and liabilities as of January 31, 2021 and 2020 were as follows:

	Year Ended January 31,
	2021	2020
	(in thousands)
Deferred tax assets:
Net operating losses	$114,154	$105,663
Research & development credits	12,054	14,320
Deferred revenue	15,270	6,968
Accruals and reserves	$8,102	$6,692
Stock-based compensation	980	653
Operating lease liabilities	6,999	3,370

Total deferred tax assets	157,559	137,666

Less: valuation allowance	(150,991)	(134,337)
Deferred tax liabilities:
Depreciation and amortization	(375)	(489)
Operating lease right-of-use assets	(6,186)	(2,834)

Total deferred tax liabilities	(6,561)	(3,323)

Net deferred tax assets	$7	$6

The Company determines its valuation allowance on deferred tax assets by considering both positive and negative evidence in order to ascertain whether it is more likely than not that deferred tax assets will be realized. Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing and amount of which are uncertain. Due to the Company’s historical operating losses, the Company believes that it is more likely than not that all of the deferred tax will not be realized; accordingly, the Company has recorded a full valuation allowance on its net domestic deferred tax assets as of January 31, 2021 and 2020. The valuation allowance increased by $16.7 million, $36.2 million, and $29.8 million during the years ended January 31, 2021, 2020, and 2019, respectively. The increases were primarily driven by losses and tax credits generated in the United States. As of January 31, 2021, the Company believes it is not more likely than not that the US deferred tax assets will be fully realizable and continues to maintain a full valuation allowance against its net US deferred tax assets.
As of January 31, 2021, the Company had federal and California state net operating loss (“NOL”) carryforwards of $434.7 million and $229.7 million, respectively, of which $281.9 million of the federal NOL carryforwards can be carried forward indefinitely. The federal and California state net operating loss carryforwards begin to expire in 2028 and 2029, respectively. In addition, the Company had NOLs for other states of $134.7 million, which expire beginning in the year 2022.

As of January 31, 2021, the Company had federal and California state research credit carryforwards of $5.1 million and $8.8 million, respectively. The federal credit carryforwards will begin to expire in 2039. The California research credit carryforwards can be carried forward indefinitely. The Company had alternative refueling property tax credits that are permanently limited by Section 382.
Under Internal Revenue Code Section 382, the Company’s ability to utilize NOL carryforwards or other tax attributes such as research tax credits, in any taxable year may be limited if the Company experiences, or has experienced, an “ownership change.” A Section 382 “ownership change” generally occurs if one or more stockholders or groups of stockholders, who own at least 5% of the Company’s stock, increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. Similar rules may apply under state tax laws. The Company performed a Section 382 analysis through January 31, 2021. The Company has experienced ownership changes in the prior periods. As a result of the ownership changes, it was estimated that approximately $53.1 million of Federal NOLs, $40.3 million of California NOLs, and $9.7 million of federal tax credits are expected to expire for income tax purposes, and such amounts are excluded from the carryforwards balance as of January 31, 2021. The Company expects to complete the Section 382 analysis during the year ending January 31, 2022. Subsequent ownership changes may affect the limitation in future years.
The following table summarizes the activity related to unrecognized tax benefits as follows:

	Year Ended January 31,
	2021	2020	2019
	(in thousands)
Unrecognized tax benefits — beginning	$10,153	$6,884	$4,445
Gross decreases — prior period tax position	(3,620)	—	—
Gross increases — current period tax position	2,869	3,269	2,439

Unrecognized tax benefits — ending	$9,402	$10,153	$6,884

As of January 31, 2021, the Company had unrecognized tax benefits of $9.4 million, which would not impact the effective tax rate, if recognized, due to the valuation allowance. The Company does not expect its unrecognized tax benefits will significantly change over the next twelve months.
The Company is subject to income taxes in United States federal and various state, local, and foreign jurisdictions. The tax years from 2007 to 2020 remain open to examination due to the carryover of unused net operating losses or tax credits. As of January 31, 2021, the Company is not subject to income tax examinations by any tax authority.
On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted and signed into law in the United States. The CARES Act includes measures to assist companies, including temporary changes to income and non-income-based
tax laws. The CARES Act contains several corporate income tax provisions, including making remaining alternative minimum tax (AMT) credits immediately refundable; providing a
5-year
carryback of net operating losses (NOLs) generated in tax years 2019, 2020, and 2021, and removing the 80% taxable income limitation on utilization of those NOLs if carried back to prior tax years or utilized in tax years beginning before 2022; temporarily liberalizing the interest deductibility rules under Section 163(j) of the CARES Act, by raising the adjusted taxable income limitation from 30% to 50% for tax years 2020 and 2021 and giving taxpayers the election of using 2020 adjusted taxable income for purposes of computing 2021 interest deductibility. The CARES Act did not have a material impact on the Company’s tax provision for the year ended January 31, 2021.
The Consolidated Appropriations Act, 2021, which was enacted on December 27, 2020, has expanded, extended, and clarified selected CARES Act provisions, specifically on Paycheck Protection Program (PPP) loan and Employee Retention Tax Credit, 100% deductibility of business meals as well as other tax extenders. The Consolidated Appropriations Act did not have a material impact on the Company’s tax provision for the year ended January 31, 2021.